PATRIOT TRANSPORTATION HOLDING, INC.
         1801 Art Museum Drive, Jacksonville, Florida 32207
                   _______________________________

                              NOTICE OF
                   ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

     The Annual Meeting of Shareholders of Patriot Transportation Holding, Inc. will be held at 2 o'clock in the afternoon, local time, on Wednesday, February 4, 2004 at 155 East 21st Street, Jacksonville, Florida 32206, for the following purposes, as more fully described in the attached proxy statement:

     (1) To elect three directors to serve for a term of four years and one (1) director to serve for a term of one
          (1) year; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on December
8, 2003 are entitled to vote at the annual meeting or any adjournment or adjournments thereof.


                         BY ORDER OF THE BOARD OF DIRECTORS



December 31, 2003                  Dennis D. Frick
                                   Secretary

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE
ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING
ENVELOPE.  IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY
AND VOTE IN PERSON.

                  PATRIOT TRANSPORTATION HOLDING, INC.
          1801 Art Museum Drive, Jacksonville, Florida 32207

                          PROXY STATEMENT
                ANNUAL MEETING - FEBRUARY 4, 2004

     The attached proxy is solicited from you by the Board of Directors of Patriot Transportation Holding, Inc. ("we" or the "Company") for use at the annual meeting of the shareholders to be held on Wednesday, February 4, 2004 at 2 o'clock in the afternoon, local time, and any adjournments thereof, at 155 East 21st Street, Jacksonville, Florida 32206. You may revoke the proxy by written notice to the Secretary of the Company at any time before its exercise.

     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with your directions or, if no directions are indicated, will be voted (1) in favor of the election of the four nominees as directors proposed in this proxy statement and, (2) if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     This proxy statement and the accompanying proxy are being distributed to shareholders on or about December 31, 2003.

                       VOTING PROCEDURES

     The holders of record of common stock at the close of business on December 8, 2003, may vote at the meeting. On such date there were outstanding 2,934,108 shares of common stock of the Company. Under the Company's Articles of Incorporation and Bylaws, each share of common stock is entitled to one vote.
Under the Company's Bylaws, the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the meeting.

     Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast, and other matters are approved if affirmative votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter exceed the votes opposing the action, unless a greater number of affirmative votes is required by the FBCA or the Company's Articles of Incorporation. Abstentions and broker non-votes will have no effect on the vote for election of directors and most routine matters. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

1.  ELECTION OF DIRECTORS

    Under our Articles of Incorporation, the Board of Directors is divided into four classes. One class of directors is elected at each annual meeting of shareholders for a four-year term of office or until their successors are elected and qualified. We have listed below three nominees in Class II to be re-elected, and one nominee in Class III who was first appointed as a director by the Board of Directors effective January 1, 2004 to be elected. Class II directors will hold office until the 2008 annual meeting, and Class III directors will hold office until the 2005 annual meeting. Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

     The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after this annual meeting of shareholders. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.

CLASS II - NOMINEES FOR TERMS EXPIRING IN 2008
______________________________________________


     NAME AND PRINCIPAL            DIRECTOR
        OCCUPATION         AGE      SINCE      OTHER DIRECTORSHIPS
        __________         ___      _____      ___________________
John D. Baker II           55       1988       Florida Rock
President and Chief                            Industries, Inc.
  Executive Officer of                         Hughes Supply, Inc.
  Florida Rock                                 Wachovia
  Industries, Inc.                             Corporation

Luke E. Fichthorn III       62      1989       Florida Rock
Partner in Twain                               Industries, Inc.
  Associates (a private                        Bairnco Corporation
  investment banking
  firm); Chairman of the
  Board and Chief
  Executive Officer of
  Bairnco Corporation
  (manufacturer)

H. Jay Skelton              65      2002       Consolidated -
President and Chief                            Tomoka Land Co.
  Executive Officer of
  DDI, Inc. (a
  diversified family
  investment company)

CLASS III - NOMINEE FOR A TERM EXPIRING IN 2005
_______________________________________________

    NAME AND PRINCIPAL             DIRECTOR
      OCCUPATION           AGE      SINCE      OTHER DIRECTORSHIPS
      __________           ___      _____      ___________________

Charles E. Commander III    63      2003
Partner with Foley &
 Lardner
 (a law firm)

				3


DIRECTORS CONTINUING IN OFFICE AFTER THE 2004 ANNUAL MEETING

CLASS III - TERMS EXPIRING IN 2005
__________________________________

    NAME AND PRINCIPAL             DIRECTOR
      OCCUPATION           AGE      SINCE      OTHER DIRECTORSHIPS
      __________           ___      _____      ___________________

Edward L. Baker            68       1988       Florida        Rock
Chairman of the Board of                       Industries, Inc.
  the Company and of
  Florida Rock
  Industries, Inc.

CLASS IV - TERMS EXPIRING IN 2006
_________________________________

    NAME AND PRINCIPAL             DIRECTOR
       OCCUPATION          AGE      SINCE     OTHER DIRECTORSHIPS
       __________          ___      _____     ___________________

Thompson S. Baker II       45       1994      Florida Rock
Vice President of                             Industries, Inc.
  Florida Rock
  Industries, Inc.

Martin E. Stein Jr.        51       1992      Regency Centers
Chairman and Chief                              Corporation
  Executive Officer of                        Stein Mart, Inc.
  Regency Centers                             Florida Rock
  Corporation (a                              Industries, Inc.
  commercial real estate
  services firm)

CLASS I - TERMS EXPIRING IN 2007
________________________________

   NAME AND PRINCIPAL              DIRECTOR
      OCCUPATION           AGE      SINCE      OTHER DIRECTORSHIPS
      __________           ___      _____      ___________________

James H. Winston           70       1992       Stein Mart, Inc.
President of LPMC of                           Winston Hotels,
  Jax, Inc. (an                                Inc.
  investment real estate
  firm); President of
  Omega Insurance
  Company; President of
  Citadel Life & Health
  Insurance Co.


Robert H. Paul III         69       1992
Chairman of the Board of
  Southeast-Atlantic
  Beverage Corporation
  (a manufacturer of
  soft drink products)



     All of the nominees and directors have been employed in their respective positions for the past five years.

     Edward L. Baker and John D. Baker II are brothers. Thompson
S. Baker II is the son of Edward L. Baker.

     In order to assure that the Board of Directors has a majority of independent directors in accordance with NASDAQ standards, John E. Anderson, David H. deVilliers Jr. and Francis
X. Knott have notified the Company that they will resign from the Board of Directors effective January 1, 2004. Mr. Anderson will continue to serve the Company as President and Chief Executive Officer, and Mr. deVilliers will continue to serve as Vice President.

     Due to the resignations of John E. Anderson and David H. deVilliers Jr. from the Board of Directors, the Board of Directors approved a proposal to shorten the term of office of the Chairman of the Board, Edward L. Baker. Mr. Baker (previously a Class IV director) will serve as a Class III director until the 2005 annual meeting of shareholders.

     Please see "Compensation Committee Interlocks and Insider
Participation" and "Certain Relationships and Related
Transactions" for a discussion of other transactions and relationships between the Company and Florida Rock Industries, Inc. ("FRI").

                  CORPORATE GOVERNANCE

     The Board of Directors is committed to good business practices, transparency in financial reporting, the highest level of corporate governance and the highest ethical, moral and legal standards in the conduct of its business and operations. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which provides the basis for a number of new corporate governance and disclosure requirements. In addition, the National Association of Securities Dealers, Inc. (the "NASD") has recently adopted changes to its listing standards that relate to corporate governance. Many of these requirements have not yet become effective as of the date of this proxy statement. Nevertheless, the Board of Directors has voluntarily implemented a number of these new or proposed requirements, including the following:

BOARD COMPOSITION. The Board of Directors has reviewed the composition of its Board of Directors and has determined that effective January 1, 2004:

     * a majority of the members of the Board of Directors will be independent of management; and

     * all of the members of the Audit Committee, the Compensation Committee and the Nominating Committee will be independent directors.

AUDIT COMMITTEE CHARTER. The Board of Directors has adopted an amended Audit Committee Charter which, among other matters:

     * Gives the Audit Committee the exclusive right to appoint, determine funding for, review and assess the performance of our independent auditor.

     * Requires Audit Committee approval of all audit and non-audit services to be provided by our independent auditors.

     * Requires regular executive sessions between the Audit Committee, the independent auditors and members of management to review the scope and results of the annual audited financial statements and quarterly reviewed financial statements, among other matters.

     * Requires the Audit Committee to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     * Requires the Audit Committee to review all related party transactions on an ongoing basis and to approve such transactions.

     * Requires the Audit Committee to review annually its own performance.

NOMINATING COMMITTEE.  The Board of Directors established a
Nominating Committee. The responsibilities of this committee include:

     * establishing criteria for membership on the Board of Directors;

     * considering, recommending and recruiting candidates for the Board of Directors;

     *   reviewing director candidates recommended by shareholders;
and

     *   reviewing annually its own performance.

FINANCIAL CODE OF ETHICAL CONDUCT. The Board of Directors has adopted a Financial Code of Ethical Conduct applicable to the Company's senior executive and financial officers, which, among other matters, promotes:

     * Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest, and accountability for adherence to the Financial Code of Ethical Conduct;

     * Full, fair, accurate, timely and understandable disclosure in all public communications;

     *   Compliance with all applicable laws, rules and regulations;
and

     * Prompt internal reporting to the Secretary of the Company of any violation of the Financial Code of Ethical Conduct.


        OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     MEETINGS. During the fiscal year ended September 30, 2003, the Company's Board of Directors held five meetings.

     DIRECTOR FEES. Directors who are not employees of the Company or its subsidiaries are paid annual fees of $10,000 plus $1,000 for each directors' meeting attended and are granted options to purchase 1,000 shares of the Company's common stock for each regularly scheduled directors' meeting attended. These options have a term of ten years, have an exercise price equal to the fair market value of the underlying shares on the date of grant and are immediately exercisable. The Chairman of the Audit Committee is paid an annual fee of $10,000, and the other members of the Audit Committee are paid an annual fee of $5,000, but no additional fees are paid for attendance at the four regularly scheduled Audit Committee meetings. However, the Chairman is paid $500 and the other members are paid $300 for each additional Audit Committee meeting attended. Members of all other committees are paid $300, and the Chairmen of all other committees are paid $500 for each committee meeting attended. Please see the information under the caption "Executive Compensation" for information about the compensation of directors who are also employees of the Company.

     EXECUTIVE COMMITTEE. Edward L. Baker, John D. Baker II and John E. Anderson comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between the meetings of the Board of Directors. During the fiscal year ended 2003, the Executive Committee held one formal meeting and acted on various resolutions by unanimous written consents.

     AUDIT COMMITTEE. H. Jay Skelton, Francis X. Knott and Robert H. Paul III comprise the Audit Committee. Effective January 1, 2004, Mr. Skelton, Mr. Paul and Mr. Stein will comprise the Audit Committee. The principal function of the Audit Committee is to assist Board oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications, independence and performance, and (3) compliance by the Company with legal and regulatory requirements.

     The Audit Committee adopted an amended written charter during the fiscal year ended 2003, which is attached as Appendix A to this proxy statement. See "Corporate Governance, Audit Committee Charter" for a description of the functions of the Audit Committee under the amended Audit Committee Charter.

     The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the listing standards of the NASD, Section 301 of the Sarbanes-Oxley Act of 2002, and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors also has determined that each of the members of the Audit Committee is able to read and understand financial statements, and that Mr. Skelton, who is the Chairman, has financial management experience and is an audit committee financial expert, as defined by the rules of the Securities and Exchange Commission (the "SEC"). In reaching such determinations, the Board of Directors considered the financial, accounting, business and occupational experience, as well as the past services as a director of each Audit Committee member. During the fiscal year ended 2003, the Audit Committee held seven meetings.

     COMPENSATION COMMITTEE. Luke E. Fichthorn III, Robert H. Paul III and James H. Winston comprise the Compensation Committee. Effective January 1, 2004, Mr. Paul, Mr. Winston and Mr. Commander will comprise the Compensation Committee. The Committee determines the compensation for the Chief Executive Officer and reviews and approves compensation for other executive officers and certain other members of management. In addition, the Committee administers the Company's stock option plans and the Management Incentive Compensation program. During the fiscal year ended 2003, the Compensation Committee held one meeting.

     NOMINATING COMMITTEE. In December, 2003, the Board of Directors appointed a Nominating Committee consisting of Francis
X. Knott, Robert H. Paul and H. Jay Skelton, each of whom are independent directors as defined by the listing standards of the NASD, Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3 under the Exchange Act. Effective January 1, 2004, Mr. Stein will replace Mr. Knott in serving on the Nominating Committee.

     Under its Charter, the principal functions of the Nominating Committee are to (1) identify individuals who are qualified to serve on the Company's Board of Directors and (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders or at any such time that there is a vacancy on the Board of Directors.

     The Nominating Committee has the duty and responsibility to establish the criteria for membership of the Board of Directors. At this time, the Nominating Committee has not established any specific criteria for board membership. At present, board candidates are considered based on various criteria, such as their business and professional skills and experience, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must have time available to devote to board activities.

     In carrying out its responsibilities, the Nominating
Committee will consider candidates recommended by other directors, employees and shareholders. Written suggestions for nominees should be sent to the Secretary of the Company.

     The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election by the shareholders or directors. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complied with certain notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty
(40) days prior to the meeting except that, if less than fifty
(50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

     During the last fiscal year, each of the directors attended
75% or more of all meetings of the Board and its Committees on which the director served.

                     AUDIT COMMITTEE REPORT

     With respect to the Company's fiscal year ended September 30, 2003, the Audit Committee of the Board of Directors (a) has reviewed and amended the Audit Committee Charter, a copy of which is attached as Appendix A to this proxy statement for the 2004 annual meeting of the shareholders; (b) has reviewed and discussed the Company's audited financial statements for fiscal 2003 with management; (c) has discussed with PricewaterhouseCoopers LLP any matters required of auditors to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (relating to additional information from the auditor regarding the scope and results of the audit); (d) has received the written disclosures and a letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (relating to independence discussions with audit committees) and has discussed with representatives of PricewaterhouseCoopers LLP their independence; and (e) has recommended to the Board of Directors that the Company's fiscal 2003 audited financial statements be included in the Company's annual report on Form 10-K.

     Submitted by:                 H. Jay Skelton, Chairman
                                   Francis X. Knott
                                   Robert H. Paul III

                                   Members of the Audit Committee

                      EXECUTIVE COMPENSATION

     Edward L. Baker, who is Chairman of the Board of the Company, receives his primary compensation from FRI which provides administrative and other services to the Company under an agreement.

Summary Compensation Table

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and five other most highly compensated executives who served in such capacities during the fiscal year ended September 30, 2003.


                            ANNUAL               LONG-TERM     ALL OTHER
                        COMPENSATION           COMPENSATION  COMPENSATION
                            (1)                                 ($)(3)
                            ___                ____________     ______

                                                  AWARDS
                                                  ______

  NAME AND                  SALARY    BONUS     SECURITIES UNDER-
PRINCIPAL POSITION    YEAR  ($)(2)    ($)(2)    LYING OPTIONS
________________________________________________________________________

John E. Anderson      2003  322,667     -0-      15,000       6,000
 President            2002  318,750   128,000     -0-         5,100
                      2001  314,250     -0-       -0-         5,245

Rick J. Copley (4)    2003  127,500     -0-       8,000       3,824
 President of         2002  111,119     -0-       -0-         3,331
 SunBelt
 Transport, Inc.

David H.DeVilliers    2003  251,835    228,042   15,000       6,257
 Jr.Vice President    2002  245,400    197,760    -0-         5,069
                      2001  237,500    240,000    -0-         4,880

John R. Mabbett III(5)2003  150,923     -0-      10,000       4,496
 Chairman of          2002  169,575     52,200    -0-         5,289
 Florida Rock &       2001  167,275     63,038    -0-         4,880
 Tank Lines, Inc.

Robert E. Sandlin (6) 2003  149,752      -0-     10,000       5,421

Ray M. Van Landingham 2003  133,600      -0-     10,000       4,803
 (7)                  2002  129,425      26,500   -0-         4,303
 Vice President       2001  116,241      14,000   -0-         4,314
 Finance and
 Administration
 and Chief Financial
 Officer


(1) Columns relating to "other annual compensation" and "restricted stock awards" have been omitted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods covered by such columns. Perquisites and other personal benefits are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus of each individual.

(2) The amounts in this column include (a) salary and bonus deferred at the executive's election under the Company's Profit Sharing and Deferred Earnings Plan and (b) bonuses which are accrued in the year earned and paid in the following year.

(3) Amounts shown in this column represent the Company's contribution on behalf of the named executive officer to the Company's Profit Sharing and Deferred Earnings Plan.

(4)  Rick J. Copley was appointed President of Sunbelt effective
     September 16, 2002.  Prior to that date, he served as Vice
     President of Sunbelt.

(5)  John R. Mabbett III served as President of Florida Rock &
     Tank Lines, Inc. until March 1, 2003, when he was appointed as Chairman of Florida Rock & Tank Lines.

(6)  Robert E. Sandlin was appointed President of Florida Rock &
     Tank Lines, Inc. effective March 1, 2003. Prior to that date, he served as Senior Vice President.

(7) Ray M. Van Landingham joined the Company in November 2000 and became Chief Financial Officer on January 1, 2001.


  OPTION GRANTS IN LAST FISCAL YEAR

              OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                    Potential Realizable Value at
                                                                    Assured Annual Rates of Stock
                                                                   Price appreciation for Options
                                    Individual Grants                          Terms
                         _____________________________________     ______________________________

                                        Percent of
                         Number of        Total
                         Securities     Options;
                         Underlying    SARs Granted   Exercise or
                         Option/SARs   To Employees   Base Price   Expiration
    Name                 Granted (#)   In Fiscal Year  ($/Sh)        Date      5%($)      10%($)
    (a)                     (b)             (c)         (d)          (e)        (f)        (g)
_________________________________________________________________________________________________

John E. Anderson        15,000         10.7%          $22.23       11/20/2012  92,130     203,580
Rick J. Copley           8,000          5.7%          $22.23       11/20/2012  49,136     108,576
David H. deVilliers Jr. 15,000         10.7%          $22.23       11/20/2012  92,130     203,580
John R. Mabbett III     10,000          7.1%          $22.23       11/20/2012  61,420     135,720
Robert E. Sandlin       10,000          7.1%          $22.23       11/20/2012  61,420     135,720
Ray M. Van Landingham   10,000          7.1%          $22.23       11/20/2012  61,420     135,720


OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2003 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table who holds options.



                                             Number of Unexercised      Value of  Unexercised In-
                                                 Options at                 The-Money Options
                                              September 30, 2003         At September 30, 2003(1)
                                              __________________         ________________________
                   Shares
                 Acquired on    Value     Exercisable  Unexercisable      Exercisable   Unexercisable
   Name            Exercise   Realized($)       #            #                 $              $
   ____            ________   ___________      ___          ___               ___            ___

John E. Anderson      --           --       25,000       15,000             316,350       118,050

Rick J. Copley                               1,600        8,400               9,760        65,400

David H.              --           --       15,000       15,000             185,250       118,050
deVilliers Jr.

John R. Mabbett    15,000      116,250        -0-        10,000                -0-         78,700
III

Robert E. Sandlin     --           --        1,600       10,400               9,760        81,140

Ray M. Van Landingham                           -        10,000                  -         78,700




(1) The closing price of the Company's common stock as reported on The NASDAQ Stock Market on September 30, 2003 (the last trading day in fiscal 2003) of $30.10, less the exercise price, was used in calculating the value of exercisable and unexercisable options.

PENSION PLAN

     The Company has a Management Security Plan (the "MSP Plan") for certain officers. Benefit levels have been established on the basis of base compensation at September 30, 2002, except with respect to John R. Mabbett III, whose benefit level has been established on the basis of base compensation as of March 1, 2003. The MSP Plan provides that in the event a participant dies prior to his retirement, his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter the benefit level until his death. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first.

     The annual retirement benefit levels in effect at September
30, 2003 were:

          John E. Anderson         $160,000
          David H. deVilliers Jr.  $123,600
          John R. Mabbett III      $  67,000

Other executives named in the Summary Compensation Table are not eligible to participate in the MSP Plan.

              COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and reviews and approves compensation of certain other officers and members of management. In addition, the Committee administers the Company's stock option plans and the Management Incentive Compensation program.

     The Committee's goals are to develop and maintain executive compensation programs that preserve and enhance shareholder value. Under the direction of the Committee, management has developed a compensation structure designed to compensate fairly executives for their performance and contribution to the Company, to attract and retain skilled and experienced personnel, to reward superior performance and to align executive and shareholder long-term interests.

     Base salary levels for executives are established taking into consideration business conditions, the Company's performance and industry compensation levels. Effective July 1, 2003, the Chief Executive Officer's salary was increased to $328,000 based on these factors, with no particular weighting, and his performance in leading the Company and its businesses.

     Both of the Company's operating groups, transportation and real estate, have Management Incentive Compensation ("MIC") plans which provide an opportunity for additional compensation to officers and key employees. The purpose of the plans is to provide a direct financial incentive in the form of an annual cash bonus to participants to achieve their business unit's and the Company's goals and objectives. Awards to individuals are based on their achieving annual predetermined objectives and the importance of and degree of difficulty in achieving those objectives. Goals for the transportation group for the fiscal year ended 2003 focused on after-tax returns on total capital employed. MIC-based objectives for real estate emphasized such key performance indicators as operating profit from the developed portfolio, lease-up periods for new buildings placed in service during the fiscal year, growth-related new development and average occupancy for the existing portfolios.

     Mr. Anderson participates in a similar MIC Plan under which the calculation, purpose and annual cash award eligibility for performance against predetermined objectives are directly linked to those utilized by the Company's transportation and real estate groups. More specifically, these predetermined objectives are expressed as the sum of the transportation and real estate groups' net income excluding gains from property sales and net income from royalties and rents. His maximum individual award may not exceed 100% of base salary. Mr. Anderson received no cash bonus under the MIC Plan for fiscal 2003 after considering below-targeted transportation results and on-target real estate profits.

     During the fiscal year ended 2003, the Company granted options to acquire 68,000 shares of the Company's common stock to the named executive officers. See "Option/SAR Grants in Last Fiscal Year." Under the stock option program, the vesting periods associated with stock options encourage option recipients to continue in the employ of the Company. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant. In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Committee takes into account the individual's relative base salary, scope of responsibility and ability to affect both short and long term profits and add value to the Company.

     Submitted by:       Robert H. Paul III, Chairman
                         Luke E. Fichthorn III
                         James H. Winston
                         Members of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Five directors of the Company, Edward L. Baker, John D. Baker II, Thompson S. Baker II, Luke E. Fichthorn III and Martin
E. Stein Jr. are also directors of FRI. Martin E. Stein Jr. has tendered his resignation from the Board of Directors of FRI effective January 1, 2004. Effective January 1, 2004, Mr. Fichthorn will no longer serve on the Company's Compensation Committee, and Mr. Stein will no longer serve on the Compensation Committee of FRI. The five directors own approximately 49.0% of stock of the Company and 27.9% of the stock of FRI as of October 24, 2003. Accordingly, Edward L. Baker, John D. Baker II and Thompson S. Baker II, who own approximately 46.0% of the stock of the Company and 27.6% of the stock of FRI, may be considered to be control persons of both the Company and FRI.

     Mr. Fichthorn provided the Company with financial consulting and other services during the fiscal year ended 2003 for which he received $30,000.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and FRI routinely are engaged in business together through the hauling by the Company of construction aggregates and other products for FRI and the leasing to FRI of construction aggregates mining and other properties. The Company has numerous aggregates hauling competitors at all terminal and mine sites and the rates charged are, accordingly, established by competitive conditions. Approximately 7.1% of the Company's revenue was attributable to FRI during fiscal year ended 2003.
In addition, under an agreement, FRI provides certain management and related services, including tax, legal, administrative, human resources, health benefits, risk management and property management services to the Company and its subsidiaries. FRI charged the Company $440,000 for such services during the fiscal year ended September 30, 2003.

     In September 2003, a subsidiary of the Company sold 796 acres of land located in St. Mary's County, Maryland to FRI for $1,836,000. The sale was approved by a committee of independent directors of the Company after review of an appraisal and other materials and consultation with management.

     On May 7, 2003, the Company announced that a subsidiary agreed to sell a 935 acre parcel of property in Miami, Florida to FRI for $1,638,000. The property is principally composed of mined-out lakes, mitigation areas, 145 acres of mineable land and 32 acres of roads and railroad track rights-of-way. The closing of the sale is to occur no later than December 31, 2004. The terms of the agreement were approved by the Company's Audit Committee, which is comprised of independent directors, after considering, among other factors, the terms of the existing lease agreement and consultation with management.

     In February 2002, a subsidiary of the Company signed an Agreement to sell 108 acres of land located in the northwest quadrant of I-395 and I-495 at Edsall Road in Springfield, Virginia to FRI for $15,000,000. Closing is subject to a title search and surveys and is to occur within 45 days of FRI's giving notice to close. If FRI fails to close by December 31, 2004, at no fault of the Company, then the Company may retain the $100,000 binder deposit and have no further obligation to close. The Agreement was approved by a committee of independent directors of the Company after review of a development feasibility study and other materials, consultation with management and advice of independent counsel.

     On December 3, 2003, a subsidiary of the Company agreed to sell a parcel of land containing approximately 6,321 acres in Suwannee and Columbia Counties, near Lake City, Florida, to FRI for $13,000,000 in cash. The sale is subject to a definitive agreement, and the closing date is to be determined. The sales price was approved by the Company's Audit Committee, which is composed of independent directors of the Company, after considering, among other factors, an independent appraisal, the current use of the property and consultation with management.

     In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

SHAREHOLDER RETURN PERFORMANCE

     The following graph compares the performance of the Company's common stock to that of the Total Return Index for The NASDAQ Stock Market-US Index and The NASDAQ Trucking and Transportation Stock Index for the period commencing September 30, 1998 and ending on September 30, 2003. The graph assumes that $100 was invested on September 30, 1998 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends.

                    <GRAPH OMITTED>


PATRIOT TRANSPORTATION HOLDING, INC.


                                              Cumulative Total Return
                                              _______________________
                                       9/98    9/99    9/00    9/01   9/02   9/03

PATRIOT TRANSPORTATION HOLDING, INC.   100.00  107.06   71.75   76.98  96.50 133.88
NASDAQ STOCK MARKET (U.S.)             100.00  163.12  217.03   88.74  69.90 106.49
NASDAQ TRUCKING & TRANSPORTATION       100.00  112.92   97.61   92.28 105.41 161.77


     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and Shareholder Return Performance shall not be incorporated by reference into any such filings.

         COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and notes set forth the beneficial ownership of common stock of the Company by each person known by the Company to own beneficially more than 5% of the common stock of the Company. Percentage calculations are based on the outstanding shares of the Company's common stock on December 8, 2003.



Title of Class    Name and Address          Amount and Nature of
                  of Beneficial Owner       Beneficial Ownership       Percentage of Class
______________    ___________________       ____________________       ___________________

Common            Baker Holdings, LP        1,061,521                  36.2%
                  Edward L. Baker             126,204(1)                4.3%
                  John D. Baker II            124,914(1)                4.3%
                                            _________
                  P.O. Box 4667             1,312,639                  44.7%
                  Jacksonville, FL 32201


Common            Royce & Associates, Inc     359,700(2)               12.3%
                  1414 Avenue of the
                  Americas
                  New York, NY 10019

Common            Eastabrook Capital          239,718(3)                8.2%
                  Management
                  430 Park Avenue
                  Suite 1810
                  New York, NY 10022



(1)  Baker Holdings, LP is a limited partnership in which Edward
     L. Baker and John D. Baker II are the sole shareholders of its general partner and as such have shared voting power and dispositive power over the shares owned by the partnership. Through pass through entities, each of Edward L. Baker and John D. Baker II has a pecuniary interest in 353,840 shares. Ownership for Baker Holdings, LP is reported as of December 31, 2002. See "Common Stock Ownership by Directors and Officers" including the notes thereunder for an aggregation and identification of other shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)  Royce & Associates, Inc. ("Royce") reported as of December
     31, 2002 that pursuant to Securities and Exchange Commission
     Rule 13d-(1)(b)(ii)(H) it has sole voting and investment power as to the shares shown.

(3) Eastabrook Capital Management is an investment advisor and reports, as of October 23, 2000, shared voting power and sole investment power as to 239,718 shares.

        COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS

     The following table and notes set forth the beneficial ownership of common stock of the Company by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 24, 2003 and also includes shares held under options which are exercisable within 60 days of October 24, 2003.




              Name of               Amount and Nature of           Percentage of
        Of Beneficial Owner         Beneficial Ownership (1)          Class
        ___________________         ________________________          _____

        John E. Andern               48,806                          1.7%
        Edward L. Baker             833,885(2)(3)                   28.4%
        John D. Baker II            478,754(2)(4)                   16.3%
        Thompson S. Baker II         36,301                          1.2%
        Charles  E. Commander III     2,000                           *
        Rick J. Copley               11,949                           *
        David  H.  deVilliers Jr.    20,887                           *
        Luke   E.   Fichthorn III    35,043(6)                       1.2%
        Francis X. Knott             16,120(7)                        *
        John R. Mabbett III           6,849                           *
        Robert H. Paul III           16,800                           *
        Robert E. Sandlin             6,423                           *
        H. Jay Skelton                5,000                           *
        Martin E. Stein Jr.          53,300(8)                       1.8%
        Ray M. Van Landingham         2,000                           *
        James H. Winston             16,000                           *
        All Directors and
          Officers as a group
          (18 people)             1,591,884                         54.3%



* Less than 1%

(1) The preceding table includes the following shares held under the Company's Profit Sharing and Deferred Earnings Plan which includes shares previously held under a Tax Reduction Act Employee Stock Ownership Plan ("TRAESOP") previously established by FRI as to which the named person has sole voting power, and shares held under options which are exercisable within 60 days of October 24, 2003.



			         Shares Under
                              Profit Sharing Plan    Shares Under Option
                              ___________________    ___________________

       John E. Anderson               -0-                  28,000
       Edward L. Baker              2,542                  13,000
       John D. Baker II             1,549                  14,000

				18

       Thompson S. Baker II             7                  14,000
       Charles E. Commander III       -0-                    -0-
       Rick J. Copley                 -0-                   3,600
       David H. deVilliers Jr.        887                  18,000
       Luke E. Fichthorn III          -0-                  14,000
       Francis X. Knott               -0-                  12,000
       John  R.  Mabbett III          349                   2,000
       Robert  H.   Paul III          -0-                  11,000
       H. Jay Skelton                 -0-                   5,000
       Robert E. Sandlin              -0-                   4,000
       Martin  E. Stein, Jr.          -0-                  11,000
       Ray M. Van Landingham          -0-                   2,000
       James H. Winston               -0-                  11,000
       All  directors and
         officers as a              5,334                 163,600
       group (18 people)



(2) Includes out of the 1,061,521 shares owned by Baker Holdings, LP, as to which Edward L. Baker and John D. Baker II have shared voting and investment power, for Edward L. Baker, 353,840 in which he has a beneficial interest and 353,841 shares in which another person has a beneficial interest, which 707,681 shares are excluded from the amounts shown for John D. Baker II; the remaining 353,840 shares in which John D. Baker II has a pecuniary interest are included in the number of shares shown for John D. Baker II.

(3) Includes 26,191 shares held by the Edward L. Baker Living Trust as to which Edward L. Baker has sole voting power and sole investment power; 83,639 shares held in trust for the benefit of children of John D. Baker II as to which Edward
     L. Baker has sole voting power and sole investment power but as to which he disclaims beneficial ownership; 432 shares held by a trust for which Edward L. Baker is a co-trustee with SunTrust Bank and to which he has potential income rights; and 400 shares directly owned by the spouse of Edward L. Baker as to which he disclaims beneficial ownership.

(4) Includes 107,402 shares held in the John D. Baker II Living Trust as to which John D. Baker II has sole voting power and sole investment power; and 1,963 shares directly owned by the spouse of John D. Baker II as to which he disclaims beneficial ownership.

(5)  Includes 19,362 shares directly owned by Thompson S. Baker
     II; 733 shares directly owned by Mr. Baker's spouse; and 2,199 shares held for the benefit of Mr. Baker's minor children.

(6) Includes 100 shares owned by the spouse of Mr. Fichthorn as to which he disclaims any beneficial interest and 4,000 shares directly owned by the M/B Disbro Trust, of which Mr.
     Fichthorn is a co-trustee and beneficiary.

(7) Includes 3,490 shares held by Francis X. Knott as custodian as to which Mr. Knott has sole voting and dispositive power but as to which he disclaims any beneficial interest.

(8) Regency Square II, a Florida general partnership, owns 40,300 shares of the Company. Martin E. Stein Jr., as a partner, holds a 2.5248% interest in the partnership. Trust B under the will of Martin E. Stein, deceased, as a partner, holds a 46.21% interest in the Partnership. John D. Baker II in a co-trustee of the trust of Martin E. Stein, deceased, and as such has a one-third shared voting and dispositive power as to the trust. Martin E. Stein Jr. has a beneficial interest in the trust, and, together with his two brothers, acting jointly as co-trustees, has a one-third shared voting and dispositive power as to the trust. The partnership's shares in the Company are excluded from the total shown for John D. Baker II, who disclaims any pecuniary or beneficial interest to such shares, but are included in the total shown for Martin E. Stein Jr.

                      INDEPENDENT AUDITOR

     As previously disclosed by the Company in a Current Report on Form 8-K, on May 1, 2002, the Board of Directors, upon recommendation of the Audit Committee, dismissed Deloitte & Touche LLP as the Company's principal public accountants. On May 1, 2002, the Board of Directors engaged on the recommendation of the Audit Committee engaged PricewaterhouseCoopers LLP to serve as the Company's principal public accountants for a three year term beginning with fiscal year 2002. Representatives of PricewaterhouseCoopers LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The reports of Deloitte & Touche LLP on the consolidated financial statements of the Company and its subsidiaries for the two fiscal years ended September 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two fiscal years ended September 30, 2000 and 2001 and the subsequent interim periods through the date of cessation of the client-auditor relationship, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Delotte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures.

     During the Company's two fiscal years ended September 30, 2000 and 2001 and the subsequent interim periods through April 30, 2002, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) of Regulation S-K.

Audit Fees:

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal years 2003 and

2002 and review of the financial statements included in the Company's Form 10-Q for the first three fiscal quarters in 2003 and the third quarter of 2002 were $79,675 and $55,000, respectively.

Audit Related Fees:

     The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements for the fiscal years 2003 and 2002 were $15,000 and $8,000, respectively. These products and services related to audit services provided by PricewaterhouseCoopers LLP for the Patriot Transportation Holding, Inc. Profit Sharing and Deferred Savings Plan.

Tax Fees:

     The aggregate fees billed (or to be billed in the case of the fiscal year 2003) by PricewaterhouseCoopers LLP for professional services for tax compliance, advice and planning services for fiscal years 2003 and 2002 were $26,300 and $25,000, respectively.

All Other Fees:

     No fees were billed by PricewaterhouseCoopers LLP for products and services other than those otherwise described above during the fiscal years 2003 and 2002.

Pre-Approval of Audit and Non-Audit Services:

     Under the Company's amended Audit Committee Charter which is attached as Appendix A to this proxy statement for the 2004 annual meeting of the shareholders, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by PricewaterhouseCoopers during fiscal 2003.


                    SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2005 must be delivered in writing to the principal executive offices of the Company no later than August 25, 2004. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

   Except for shareholder proposals to be included in the Company's proxy materials, the deadline for nominations for director submitted by a shareholder is forty days before the next annual meeting and for other shareholder proposals is November 8, 2004. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.

   The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 8, 2004.


      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, The NASDAQ Stock Market and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except as otherwise described below. John E. Anderson, Rick J. Copley, David H. deVilliers, Jr., Gregory B. Lechwar, John R. Mabbett III, and Ray M. Van Landingham each reported one transaction late on one report. Edward L. Baker and Thompson S. Baker II each reported five transactions late on one report.


                      COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. The Company will reimburse brokers and nominees their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other electronic means by directors, officers and other employees of the Company.


                         OTHER MATTERS

     The Board of Directors does not know of any other matters to come before the meeting. However, if any other matters come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such matters in accordance with their best judgment pursuant to the discretionary authority conferred thereby.


      DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

     The Company may deliver only one annual report or proxy statement to multiple shareholders sharing an address unless the shareholder(s) have instructed the Company otherwise. Upon a shareholder's written or oral request, the Company will deliver a separate copy of the annual report or proxy statement at a shared address to which a single copy was delivered. Please write the Chief Financial Officer at 1801
Art Museum Drive, Jacksonville, Florida 32207 or call the Chief Financial Officer at (904) 396-5733 if you wish to receive a separate annual report or proxy statement in the future. You may also write or call the Chief Financial Officer at that address or telephone number to request delivery of a single copy of the annual report or proxy statement if you are receiving multiple copies of the annual report or proxy statement at a shared address and would like only one copy.

       BY ORDER OF THE BOARD OF DIRECTORS

December 31, 2003   Dennis D. Frick
                    Secretary



            PLEASE RETURN THE ENCLOSED FORM OF PROXY,
     DATED AND SIGNED, IN THE ENCLOSED ADDRESSED ENVELOPE,
                  WHICH REQUIRES NO POSTAGE.



SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF PATRIOT TRANSPORTATION HOLDING, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES BY WRITING TO THE CHIEF FINANCIAL OFFICER AT 1801 ART MUSEUM DRIVE, JACKSONVILLE, FLORIDA 32207.

             PATRIOT TRANSPORTATION HOLDING, INC.
            PROXY SOLICITED BY BOARD OF DIRECTORS

  FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 4, 2004

     The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 155 East 21st Street, Jacksonville, Florida on February 4, 2004, at 2 o'clock in the afternoon, local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

  1. The election of three directors to serve for a term of four years and one director to serve for a term of one year.

       / /   FOR the nominees listed  /  /  WITHHOLD AUTHORITY
             below (except as marked        to vote for all nominees
             to the contrary below)         listed below

        John D. Baker II, Luke E. Fichthorn III and H. Jay
        Skelton are the nominees for a term of four years.
        Charles E. Commander III is a nominee for a term of one year.

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

__________________________________________________________

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

                  (Continued and to be signed on other side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned's directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 31, 2003, and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.

                             Dated:___________________________

                             _________________________________
                             Signature


                             _________________________________
                             Signature, if held jointly

                          IMPORTANT:  Please date this proxy
                          and sign exactly as your name or
                          names appear(s) hereon.  If the
                          stock is held jointly, signatures
                          should include both names. Personal
                          representatives, trustees,
                          guardians and others signing in a
                          representative capacity should give
                          full title.  If you attend the
                          meeting you may, if you wish,
                          withdraw your proxy and vote in
                          person.


          PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

              Proxy Statement dated December 31, 2003

                        APPENDIX A

             PATRIOT TRANSPORTATION HOLDING, INC.
                  AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee is a committee of the Board of Directors that is appointed by the Board to assist Board oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications, independence and performance, and (3) the compliance by the Company with certain legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the
"Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the listing standards of the National Association of Securities Dealers, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, as in effect from time to time.

The members of the Audit Committee shall be appointed by the Board on the recommendation of any Nominating Committee of the Board in existence from time to time. Audit Committee members may be replaced by the Board at any time.

MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, any internal auditors, and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint (subject, if applicable, to shareholder ratification), determine funding for and oversee the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to, and shall be

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accountable to, the Audit Committee.

The Audit Committee shall preapprove all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall review and reassess the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
__________________________________________

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss quarterly reports from the independent auditors on:

     (a)  All critical accounting policies and practices to be used.

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     (b)  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

6. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weakness therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
____________________________________________________________________

7. Ensuring receipt by the Audit Committee from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

8. Consider whether the provision by the independent auditor of permitted non-audit services is compatible with maintaining the auditor's independence.

9. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

10. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

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Compliance Oversight Responsibilities
_____________________________________

11.  Obtain from the independent auditor assurance that Section
     10A(b) of the Exchange Act has not been implicated.

12. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

13. Conduct an appropriate review of all party transactions on an ongoing basis and approve all related party transactions.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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